UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2025

STIFEL FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-09305	43-1273600
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 N. Broadway, St. Louis, Missouri 63102-2188

(Address of principal executive offices and zip code)

(314) 342-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.15 par value per share	SF	New York Stock Exchange
Depository Shares, each representing 1/1,000th interest in a share of 6.25% Non-Cumulative Preferred Stock, Series B	SF-PB	New York Stock Exchange
Depository Shares, each representing 1/1,000th interest in a share of 6.125% Non-Cumulative Preferred Stock, Series C	SF-PC	New York Stock Exchange
Depository Shares, each representing 1/1,000th interest in a share of 4.50% Non-Cumulative Preferred Stock, Series D	SF-PD	New York Stock Exchange
5.20% Senior Notes due 2047	SFB	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Stifel Financial Corp. (the “Company”) was held on June 4, 2025 to (i) elect eleven members of the Board of Directors; (ii) approve, on an advisory basis, the compensation of the named executive officers of the Company, as disclosed in the Company’s Proxy Statement; and (iii) ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2025.

As of April 7, 2025, the record date for the Annual Meeting, there were 103,033,074 shares of common stock outstanding and entitled to vote. At the Annual Meeting, 97,820,030 shares of common stock were represented in person or by proxy, constituting a quorum.

The final results for the proposals voted on at the Annual Meeting are set forth below:

Proposal 1 – Election of Directors:

The Company’s shareholders elected eleven directors to hold office until the 2026 annual meeting of shareholders or until their respective successors are elected and qualified or until their earlier death, resignation or removal. The following table shows the results of the shareholders’ votes:

	For	Withhold Authority	Abstentions	Broker Non-votes
Adam T. Berlew	88,152,844	337,192	—	9,329,994
Maryam S. Brown	88,124,327	365,709	—	9,329,994
Michael W. Brown	85,437,551	3,052,485	—	9,329,994
Lisa L. Carnoy	87,541,983	948,053	—	9,329,994
Robert E. Grady	83,681,564	4,808,472	—	9,329,994
James P. Kavanaugh	87,536,999	953,037	—	9,329,994
Ronald J. Kruszewski	84,267,707	4,222,329	—	9,329,994
Maura A. Markus	79,751,623	8,738,413	—	9,329,994
David A. Peacock	83,963,766	4,526,270	—	9,329,994
Thomas W. Weisel	87,304,433	1,185,603	—	9,329,994
Michael J. Zimmerman	85,513,662	2,976,374	—	9,329,994

Proposal 2 – To approve, on an advisory basis, the compensation of the named executive officers of the Company, as disclosed in the Proxy Statement:

For	Against	Abstentions	Broker Non-votes
85,449,454	2,850,576	190,006	9,329,994

Proposal 3 – To ratify the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2025:

For	Against	Abstentions	Broker Non-votes
97,603,454	131,917	84,659	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.

Date: June 4, 2025	By:	/s/ James M. Marischen
	Name:	James M. Marischen
	Title:	Chief Financial Officer

3